Exhibit 99.2

Osborn Group

(An Operating Unit of ChoicePoint Inc.)

Financial Statements for the Periods Ended June 30, 2001 and 2000

Osborn Group
(An Operating Unit of ChoicePoint Inc.)

BALANCE SHEETS
June 30, 2001 and 2000
(In Thousands)

ASSETS	2001	2000
CURRENT ASSETS:
Cash and cash equivalents	$ 1,946	$ 1,466
Accounts receivable, net of allowance for doubtful	5,365	7,515
accounts of $36,208 in 2001 and $787,919 in 2000
Inventories	1,784	1,918
Other current assets	408	88
Total current assets	9,503	10,987

PROPERTY AND EQUIPMENT, net	12,154	13,073

GOODWILL, net	40,137	41,342

OTHER, net	4,424	6,083
Total assets	$ 66,218	$ 71,485

LIABILITIES AND PARENT'S INVESTMENT

CURRENT LIABILITIES:
Accounts payable	$442	$886
Accrued salaries and bonuses	619	696
Income taxes payable	1,420	2,783
Other current liabilities	920	1,041
Total current liabilities	3,401	5,406

DEFERRED INCOME TAXES	1,206	1,036

POSTRETIREMENT BENEFIT OBLIGATIONS	604	554
Total liabilities	5,211	6,996

PARENT'S INVESTMENT	61,007	64,489
Total liabilities and parent's investment	$ 66,218	$ 71,485

The accompanying notes are an integral part of these balance sheets.

Osborn Group
(An Operating Unit of ChoicePoint Inc.)

STATEMENTS OF OPERATIONS
for the Six Months Ended June 30, 2001 and 2000
(In Thousands)

	2001	2000

REVENUE	$ 18,084	$ 23,769
COSTS AND EXPENSES:
Cost of services	14,919	16,464
Selling, general, and administrative	3,200	3,561
Unusual item	—	400
Total costs and expenses	18,119	20,425
OPERATING INCOME (LOSS)	(35)	3,344

INTEREST EXPENSE	(365)	(362)
INCOME (LOSS) BEFORE INCOME TAXES	(400)	2,982

PROVISION FOR INCOME TAXES	201	1,879
NET INCOME (LOSS)	$ (601)	$ 1,103

The accompanying notes are an integral part of these statements.

Osborn Group
(An Operating Unit of ChoicePoint Inc.)

STATEMENTS OF CASH FLOWS
for the Six Months Ended June 30, 2001 and 2000
(In Thousands)

	2001	2000

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ (601)	$ 1,103
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	2,062	2,112
Changes in assets and liabilities:
Accounts receivable	(334)	4,247
Inventories	118	(262)
Other current assets	(244)	46
Current liabilities	(645)	(821)
Other	(221)	(894)
Net cash provided by operating activities	135	5,531

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property and equipment, net	(186)	(381)
Additions to other assets, net	(286)	(320)
Net cash used by investing activities	(472)	(701)

CASH FLOWS FROM FINANCING ACTIVITIES:
Transactions with parent, net	(76)	(5,274)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(413)	(444)

CASH AND CASH EQUIVALENTS, beginning of period	2,359	1,910
CASH AND CASH EQUIVALENTS, end of period	$ 1,946	$ 1,466

The accompanying notes are an integral part of these statements.

Osborn Group
(An Operating Unit of ChoicePoint Inc.)

Notes to Consolidated Financial Statements
June 30, 2001 and 2000

The accompanying consolidated financial statements include the accounts of ChoicePoint Inc.'s ("ChoicePoint") Osborn Group ("Osborn" or the "Company") and its wholly- owned subsidiaries Osborn Canada Inc., Applied BioConcepts Inc. and Intellisys, Inc. The separate financial statements of the Osborn have been prepared on a basis that management believes to be reasonable and appropriate and include the historical balance sheet, results of operations, and cash flow, including allocated portions of ChoicePoint's centralized functions, as described below. All significant transactions within the Company have been eliminated.

Osborn's major offerings include laboratory-testing services, document management, imaging, fraud detection, specimen delivery services, and related technology solutions to the life and health insurance market in the United States and Canada. The laboratory tests performed by the Company are specifically designed to assist an insurance company in objectively evaluating the mortality and morbidity risks of policy applicants. The majority of the testing is performed on specimens of individual life insurance policy applicants. The Company also provides testing services on specimens of individuals applying for medical and disability policies.

The financial information furnished herein as of, and for the periods ended June 30, 2001 and 2000 is unaudited; however, in the opinion of management, it reflects all adjustments, consisting of normal recurring adjustments, which are necessary to fairly state the Company's financial position, the results of its operations and cash flows. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, appropriate in the circumstances, and included in the financial statements are certain amounts based on management's estimates and judgments. The financial information herein is not necessarily representative of a full year's operations because levels of sales, capital additions and other factors fluctuate throughout the year. These same considerations apply to all year-to-year comparisons. These condensed, consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto for the years ended December 31, 2000, 1999 and 1998, attached as exhibit 99.1 to the Report on Form 8-K of LabOne, Inc. filed November 13, 2001.

Forward Looking Statements

This interim report may contain "forward-looking statements," including, but not limited to: projections of revenues, income or loss, capital expenditures, statements of plans and objectives, statements of future economic performance and statements of assumptions underlying such statements. Forward-looking statements can often be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "could," "intends," "plans," "estimates" or "anticipates," or variations thereof or similar expressions. They involve risks, uncertainties and assumptions. The Company's future results of operations, financial condition and business operations may differ materially from those expressed in these forward-looking statements. Many factors could cause actual results to differ materially from those that may be expressed or implied in such forward-looking statements, including, but not limited to, the volume and pricing of laboratory tests performed by the Company, intense competition, labor costs, bad debts, the loss of one or more significant customers, changes in government regulations and attitude toward regulation of the Company's services, general economic conditions and other factors. Investors are cautioned not to put undue reliance on any forward-looking statement.

Contingencies

A limited number of lawsuits seeking damages are brought against the Company each year. The Company provides for estimated legal fees and settlements relating to pending lawsuits. Management believes that the resolution of these claims will have no material adverse impact on the Company's financial position, liquidity or results of operations.

Subsequent Event

LabOne, Inc. (LabOne) purchased from ChoicePoint Services Inc. all of the outstanding capital stock of Osborn pursuant to a Stock Purchase Agreement dated August 31, 2001 (attached as Exhibit 2 to LabOne's Form 8-K/A Current Report filed September 14, 2001). The purchase price was $49 million, which was paid in cash and is subject to adjustment under certain circumstances. The consideration paid for Osborn was determined pursuant to arms length negotiations. As a result of the transaction, Osborn became a wholly owned subsidiary of LabOne.

New Accounting Pronouncements

In June 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 138 that amended the accounting and reporting of derivatives under SFAS No. 133, " Accounting for Derivative Instruments and Hedging Activities," to exclude, among other things, contracts for normal purchases and sales. SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. It requires that entities recognize all derivatives as either assets or liabilities on its balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. Adoption of SFAS No. 133 on January 1, 2001 did not have a material effect on the Company.

In June 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 supersedes Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," and SFAS No. 38, "Accounting for Preacquisition Contingencies of Purchased Enterprises." This standard prescribes the accounting principles for business combinations and requires that all business combinations be accounted for using the purchase method of accounting. This standard is effective for all business combinations initiated after June 30, 2001. This standard is not expected to have a material impact on the Company's financial position or results of operations.

SFAS No. 142 supersedes APB Opinion No. 17, "Intangible Assets." This standard prescribes the accounting practices for acquired goodwill and other intangible assets. Under this standard, goodwill will no longer be amortized to earnings, but instead will be reviewed periodically (at least annually) for impairment. During 2000, the Company recorded goodwill amortization expense totaling $1.2 million. The Company will continue to amortize goodwill acquired prior to June 30, 2001 until the adoption date; however, goodwill related to acquisitions subsequent to June 30, 2001 will not be amortized. The Company will adopt this standard on January 1, 2002.